EXHIBIT 32



             CERTIFICATION REQUIRED BY 18 U.S.C. SS.1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



      In connection with the annual report of Decorator Industries, Inc. ("the Company") on Form 10-K for the annual period ended January 1, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, William A. Bassett, Chief Executive Officer of the Company, and Michael K. Solomon, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: March 31, 2005             By: /s/  William A. Bassett
      --------------               ----------------------------------------
                                   William A. Bassett, Chief Executive Officer


Date: March 31, 2005             By: /s/  Michael K. Solomon
      --------------                 -------------------------------------
                                    Michael K. Solomon, Chief Financial Officer